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                                                                 EXHIBIT 10.3



                       AMENDMENT TO THE BANCORPSOUTH, INC.
                    1995 NON-QUALIFIED STOCK OPTION PLAN FOR
                             NON-EMPLOYEE DIRECTORS


         THIS AMENDMENT to the BancorpSouth, Inc. 1995 Non-Qualified Stock Option Plan for Non-Employee Directors (the "Plan") by BancorpSouth, Inc. (the "Company") is made on this 27th day of April, 2005.

                                    RECITALS:

         WHEREAS, the Company established the Plan, effective January 24, 1995, for the purpose of providing automatic grants of non-qualified options each year to the non-employee directors of the Company to purchase Company stock;

         WHEREAS, the Plan was amended and restated effective February 14, 1998, and the awards and shares authorized thereunder were adjusted to reflect the two for one split of the Company's common stock that occurred on May 15, 1998; and

         WHEREAS, the Company desires to amend the Plan to increase the number of shares of Company stock that are available for purchase thereunder by 180,000 shares in order to provide for the continuation of the annual grants specified in the Plan; and

         NOW, THEREFORE, the Plan is hereby amended by restating Section 5.2 of the Plan as follows, effective as of the date of the annual meeting of stockholders in which this amendment is approved:

                  "5.2 Maximum Number of Shares. The maximum number of shares of Stock that may be issued pursuant to this Plan is increased effective with the 2005 annual shareholders meeting by 180,000 shares to a total of 564,000, subject to increases and adjustments as provided in Article
         VIII. From this limit, no more than 8,000 shares of Stock shall may be issued as Restricted Stock."

         IN WITNESS WHEREOF, the undersigned officer of the Company has executed this Amendment on the date first written above.

                                                  BANCORPSOUTH, INC.


                                             By:   /s/ AUBREY B. PATTERSON
                                                   -----------------------------

                                             Its:  CHAIRMAN OF THE BOARD,
                                                   CHIEF EXECUTIVE OFFICER
                                                   -----------------------------